SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 28, 2003
                                (Date of Report)

                                  May 19, 2003
                        (Date of Earliest Event Reported)

                            US Wireless Online, Inc.
             (Exact Name of Registrant as Specified in its Charter)

               NEVADA                333-61424                82-0505220

  (State or other jurisdiction  Commission File Number  (IRS Employer I.D. No.)
       of incorporation)


                         745 West Main Street, Suite 100
                           Louisville, Kentucky 40202
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (502) 213-3700
                                 --------------
                         (Registrant's Telephone Number)

                                -----------------
          (Former Name or Former Address if changed Since Last Report)

ITEM  7.   FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial  Statements  of  Businesses  Acquired.

     (b)  Pro  Forma  Financial  Information.

     (c)  Exhibits.


EXHIBIT NUMBER  TITLE                                                             LOCATION

          31.1  Certification of Chief Executive Officer pursuant to Section 302  Attached of the Sarbanes-Oxley Act of 2002

          32.1  Certification of Chief Executive Officer pursuant to Section 906  Attached of the Sarbanes-Oxley Act of 2002



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               US  Wireless  Online,  Inc.



DATED:  July  28,  2003       /s/  Doug  Keeney
                              -------------------------
                              Doug  Keeney
                              Doug  Keeney
                              Chief  Executive  Officer



              U.S.  WIRELESS  ONLINE,  INC.

                  FINANCIAL  STATEMENTS

             DECEMBER  31,  2002  AND  2001



                      C O N T E N T S


Independent Auditor's Report. . . . . . . . . . . .      4

Balance Sheet . . . . . . . . . . . . . . . . . . .    5-6

Statements of Operations. . . . . . . . . . . . . .      7

Statements of Stockholders' Equity. . . . . . . . .      8

Statements of Cash Flows. . . . . . . . . . . . . .      9

Notes to the Financial Statements . . . . . . . . .  10-17

Proforma Consolidated Balance Sheet . . . . . . . .  18-20

Proforma Consolidated Statements of Operations. . .     21

Notes to Proforma Consolidated Financial Statements     22


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of U.S. Wireless Online, Inc.

We have audited the accompanying balance sheet of U.S. Wireless Online, Inc. as of December 31, 2002 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well a evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of U.S. Wireless Online, Inc. as of December 31, 2002 and the results of its operations and cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations, negative working capital and is dependent on financing to continue operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Chisholm  &  Associates
North  Salt  Lake,  UT
April  25,  2003



                           U.S. WIRELESS ONLINE, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
                                  BALANCE SHEET

                                     ASSETS
                                     ------

                                                     December 31,
                                                         2002
                                                     -------------
Current Assets
  Cash. . . . . . . . . . . . . . . . . . . . . . .  $       3,961
  Accounts Receivables (Net of Allowance of $4,784)         80,858
  Prepaid Expenses. . . . . . . . . . . . . . . . .         27,273
                                                     -------------

    Total Current Assets. . . . . . . . . . . . . .        112,092
                                                     -------------

Property & Equipment (Net). . . . . . . . . . . . .        694,966
                                                     -------------

Other Assets
    Client Base (Net) . . . . . . . . . . . . . . .        180,000
    Deposits. . . . . . . . . . . . . . . . . . . .            269
                                                     -------------

    Total Other Assets. . . . . . . . . . . . . . .        180,269
                                                     -------------

    Total Assets. . . . . . . . . . . . . . . . . .  $     987,327
                                                     =============

   The accompanying notes are an integral part of these financial statements.



                           U.S. WIRELESS ONLINE, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001
                            BALANCE SHEET (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY



Current Liabilities
  Accounts Payable . . . . . . . . . . . . . . . . . . . . . . .      726,127
  Accrued Expenses . . . . . . . . . . . . . . . . . . . . . . .       42,208
  Deffered Revenue . . . . . . . . . . . . . . . . . . . . . . .       17,394
  Current Portion of Long term debt. . . . . . . . . . . . . . .      490,649
                                                                --------------

    Total Current Liabilities. . . . . . . . . . . . . . . . . .    1,276,378
                                                                --------------

Long-Term Debt
  Convertible Debentures . . . . . . . . . . . . . . . . . . . .      316,844
  Notes Payable. . . . . . . . . . . . . . . . . . . . . . . . .      514,438
  Note Payable - related party . . . . . . . . . . . . . . . . .       76,635
  Lease Obligation . . . . . . . . . . . . . . . . . . . . . . .       72,620
  Current Portion of Long Term Debt. . . . . . . . . . . . . . .     (490,649)
                                                                --------------

    Total Long Term Debt . . . . . . . . . . . . . . . . . . . .      489,888
                                                                --------------

    Total Liabilities. . . . . . . . . . . . . . . . . . . . . .    1,766,266
                                                                --------------

Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares, $.001 Par Value,
    Issued and Outstanding 49,482,170 shares . . . . . . . . . .       49,482
  Additional Paid in Capital . . . . . . . . . . . . . . . . . .    3,281,075
  Subscription Receivable. . . . . . . . . . . . . . . . . . . .     (210,500)
  Retained Earnings (Deficit). . . . . . . . . . . . . . . . . .   (3,898,995)
                                                                --------------

Total Stockholders' Equity . . . . . . . . . . . . . . . . . . .     (778,938)
                                                                --------------

    Total Liabilities and Stockholders' Equity . . . . . . . . .  $   987,327
                                                                ==============

   The accompanying notes are an integral part of these financial statements.



                     U.S. WIRELESS ONLINE, INC.
                        FINANCIAL STATEMENTS
                     DECEMBER 31, 2002 AND 2001
                        STATEMENT OF OPERATIONS

                                            For the Year Ended
                                               December 31,
                                      --------------------------
                                          2002          2001
                                      ------------  ------------
Revenues . . . . . . . . . . . . . .    1,996,106     1,381,861

Cost of Sales. . . . . . . . . . . .      906,536       647,642
                                      ------------  ------------

Gross Profit (Loss). . . . . . . . .    1,089,570       734,220

Operating Expenses
  General & Administrative . . . . .    2,192,993     3,066,320
                                      ------------  ------------

    Total Operating Expenses . . . .    2,192,993     3,066,320
                                      ------------  ------------

Net Operating Income (Loss). . . . .   (1,103,423)   (2,332,100)
                                      ------------  ------------

Other Income(Expense)
  Interest Income. . . . . . . . . .            -             -
  Interest Expense . . . . . . . . .      (94,846)      (52,561)
                                      ------------  ------------

    Total Other Income(Expense). . .      (94,846)      (52,561)
                                      ------------  ------------

Net Income (Loss). . . . . . . . . .  $(1,198,269)  $(2,384,661)
                                      ============  ============

Net Income (Loss) Per Share. . . . .  $     (0.02)  $     (0.06)
                                      ============  ============

Weighted Average Shares Outstanding.   48,403,388    43,317,550
                                      ============  ============

   The accompanying notes are an integral part of these financial statements.



                                        U.S. WIRELESS ONLINE, INC.
                                            FINANCIAL STATEMENTS
                                        DECEMBER 31, 2002 AND 2001
                                 STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                    Additional
                                                 Common     Stock    Paid-In    Subscription   Accumulated
                                                 Shares    Amount    Capital    Receivable    (Deficit)
                                               ----------  -------  ----------  ------------  ------------

 Balance December 31, 2000. . . . . . . . . .   1,710,000    1,710     348,290      (50,000)     (316,065)

  Issuance of common stock for cash . . . . .  46,160,000   46,160   2,045,150     (400,000)            -
  and Subscription Receivable

  Funds Received from Subscription Receivable           -        -           -       25,000             -

  Issuance of common stock for services . . .     464,330      464      92,402            -             -

  Options issued for Services . . . . . . . .           -        -     222,572            -             -

Net Loss for the year ended
  December 31, 2001 . . . . . . . . . . . . .           -        -           -            -    (2,384,661)
                                               ----------  -------  ----------  ------------  ------------

  Balance December 31, 2001 . . . . . . . . .  48,334,330   48,334   2,708,414     (425,000)   (2,700,726)

  Issuance of Common Stock
  for services. . . . . . . . . . . . . . . .   1,147,840    1,148     228,420            -             -

  Sale of treasury stock. . . . . . . . . . .           -        -           -     (150,000)            -

  Funds Received from Subscription Receivable           -        -           -      364,500             -

  Options issued for Services . . . . . . . .           -        -     344,241            -             -

Net Loss for the year ended
  December 31, 2002 . . . . . . . . . . . . .           -        -           -            -    (1,198,269)
                                               ----------  -------  ----------  ------------  ------------

Balance December 31, 2002 . . . . . . . . . .  49,482,170  $49,482  $3,281,075  $  (210,500)  $(3,898,995)
                                               ==========  =======  ==========  ============  ============

   The accompanying notes are an integral part of these financial statements.



                                 U.S. WIRELESS ONLINE, INC.
                                    FINANCIAL STATEMENTS
                                 DECEMBER 31, 2002 AND 2001
                                   STATEMENT OF CASH FLOWS

                                                                     For the years ended
                                                                        December 31,
                                                                 --------------------------
                                                                     2002          2001
                                                                 ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income (Loss) . . . . . . . . . . . . . . . . . . . . . .  $(1,323,769)  $(2,384,661)
  Adjustments to Reconcile Net Loss to Net Cash
    Provided by Operations:
     Depreciation & Amortization. . . . . . . . . . . . . . . .      317,637       333,003
     Options issued for Services. . . . . . . . . . . . . . . .      344,241       222,572
     Shares issued for Services . . . . . . . . . . . . . . . .      229,568        92,866
     Bad Debt Expense . . . . . . . . . . . . . . . . . . . . .      (10,358)       15,142
  Change in Assets and Liabilities
     Increase (Decrease) in  Cash Overdraft . . . . . . . . . .            -       (13,589)
     (Increase) Decrease in Accounts Receivable . . . . . . . .       72,296      (156,336)
     (Increase) Decrease in Deferred Revenue. . . . . . . . . .      (27,249)       44,643
     Increase (Decrease) in Deposits and Prepaids . . . . . . .        9,057       (36,599)
     Increase (Decrease) in Accounts Payable/ Accrued Expenses.       76,456       653,599
                                                                 ------------  ------------

  Net Cash Provided(Used) by Operating Activities . . . . . . .     (312,122)   (1,229,360)
                                                                 ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Proceeds from sale Property and Equipment . . . . . . . . . .       97,804             -
  Purchases of Property and Equipment . . . . . . . . . . . . .            -    (1,502,778)
                                                                 ------------  ------------

  Net Cash Provided (Used) by Investing Activities. . . . . . .       97,804    (1,502,778)
                                                                 ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Subscription Receivable . . . . . . . . . . . . . . . . . . .      189,500      (400,000)
  Proceeds from Stockholder Loan. . . . . . . . . . . . . . . .       92,132      (150,000)
  Payments on Convertible Debentures. . . . . . . . . . . . . .     (442,300)            -
  Proceeds from Convertible Debentures. . . . . . . . . . . . .            -     1,344,144
  Proceeds from Stock issuance. . . . . . . . . . . . . . . . .      125,500     2,141,310
                                                                 ------------  ------------

  Net Cash Provided(Used) by Financing Activities . . . . . . .      (35,167)    2,935,454
                                                                 ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001


NOTE  1  -  DESCRIPTION  OF  BUSINESS

     a.   The  Company  and  Nature  of  Business

     U.S. Wireless Online, Inc. (the Company) was incorporated in Georgia in June 2000 under the corporate name U.S. Wireless Online, Inc. (U.S.Wireless). During 2001 the Company moved its corporate offices to Louisville, Kentucky

     The Company provides wireless internet and email services and communications services to businesses. The Company provides these services to Customers in the United States of America.

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     a.   Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting.

     b.   Cash  and  Cash  Equivalents

     For purposes of the statements of cash flows, the Company considers all short-term investments purchased with a remaining maturity of three months or less to be cash equivalents.

     At various times throughout the year the Company had cash deposits at a bank in excess of the maximum amounts insured by the FDIC.

     c.   Property  and  Equipment

     Property and equipment are stated at cost less accumulation depreciation. Depreciation is provided for in amount sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a straight line-basis. Maintenance and repairs are charged to expense as incurred, costs of major additions and betterments are capitalized. In accordance with SFAS 144, the Company reviews long-lived assets held and used for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. As of December 31, 2002, there were no impairments.

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     d.   Advertising  Costs

     Advertising costs are expensed as incurred. Total advertising costs charged to expense for the years ended December 31, 2002 and 2001 were $2,161 and $80,977, respectively.

     e.   Use  of  Estimates  in  the  Financial  Statements

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     f.   Earnings  per  Share

     The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share". SFAS No. 128 requires the presentation of basic and diluted Earnings per Share (EPS). Basic EPS is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS includes the potential dilution that could occur if options or other contracts to issue common stock were exercised or converted.


                                    For  the  Years  Ended
                                        December  31,
                                --------------------------
                                    2002          2001
                                ------------  ------------
      Income (Loss)(numerator)  $(1,198,269)  $(2,384,662)
      Shares (denominator) . .   48,403,388    43,317,550
                                ------------  ------------

      Per Share Amount . . . .  $     (0.02)  $     (0.06)
                                ============  ============

     g.   Income  Taxes

     The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities based on the difference between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. Deferred tax assets are adjusted by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Since inception, U.S. Wireless, with the consent of its stockholders, elected to be taxed as an S-Corporation under the Internal Revenue Code and similar state statutes.

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     h.   Concentration  of  Credit  Risk

     The Company extends credit to customers which results in accounts receivable arising from its normal business activities. The Company does not require collateral or other security to support financial instruments subject to credit risk. The Company routinely assesses the financial strength of its customers and based upon factors surrounding the credit risk of the customers believes that its accounts receivable credit risk exposure is limited.

     i.  Fair  Value  of  Financial  Instruments

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statement of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

     j.  Revenue  Recognition

     The Company provides wireless internet access to customers for a contract period of 1 year. The customers are billed for services on a monthly basis. The initial installation fees charged to the customer are deferred and recognized during the contract period of 1 year. Deferred revenue also includes advance payments for monthly services and advances received for conventions.

     k.   Receivables

     Accounts receivable is recorded net of an allowance account when management deems a receivable to be uncollectible. As of December 31, 2002 and 2001, accounts deemed to be uncollectible amounted to $4,784and $15,142 respectively.

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     l.   Going  Concern

     The accompanying Financial Statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses negative working capital and is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise additional capital in order to expand operations, liquidate debt and operate profitably.

NOTE  3  -  PROPERTY  AND  EQUIPMENT

     Property  and  equipment  at  December  31, 2002 consists of the following:



                                                 Estimated
                                                    2002     Useful Lives
                                                 ----------  ------------

     Furniture & Fixtures . . . . . . . . . . .  $   10,575       7 years
     Automobiles. . . . . . . . . . . . . . . .      10,007       5 years
     Office Equipment . . . . . . . . . . . . .      24,535       5 years
     Wireless Equipment . . . . . . . . . . . .   1,053,919       5 years
     Network Software . . . . . . . . . . . . .       2,219       5 years
                                                 ----------
                                                  1,101,255

                 Less: accumulated depreciation     406,289
                                                 ----------

  Property and Equipment, Net . . . . . . . . .  $  694,966
                                                 ==========

     Depreciation expense for the years ended December 31, 2002 and 2001 were $317,637 and $333,003, respectively.

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  4  -  LONG-TERM  LIABILITIES

     Long-term liabilities are detailed in the following schedules as of December 31, 2002:


  Convertible Debentures:

  Convertible Note payable to a Company, due in total by,
  Conversion of Cash or Equity by November 2002
  including interest at 8%, in default. . . . . . . . . .  $  181,844

  Convertible Note Payable to a Company, due in total by
  Conversion of Cash or Equity by November 2002
  Including interest at 8%. . . . . . . . . . . . . . . .     135,000
                                                           ----------

  Total Convertible Debentures. . . . . . . . . . . . . .     316,844
                                                           ----------

  Notes payable:

  Note payable to a Bank, due in total in October  2006,
  including interest at 7.5%. . . . . . . . . . . . . . .     464,437

Line of Credit due and Individual, is due on demand
  Bears interest at 10% . . . . . . . . . . . . . . . . .      50,000
                                                           ----------

  Total Notes Payable . . . . . . . . . . . . . . . . . .     514,437
                                                           ----------

  Notes payable - related party

  Note payable to an individual, bears no interest
  And is due on demand. . . . . . . . . . . . . . . . . .      76,635
                                                           ----------

  Total notes payable - related party . . . . . . . . . .      76,635
                                                           ----------

  Lease Obligation

  Note payable to a Company, due in total on March 2003,
  including interest at 7.10% . . . . . . . . . . . . . .      72,620
                                                           ----------

  Total Lease Obligation. . . . . . . . . . . . . . . . .      72,620
                                                           ----------

  Total Notes Payable . . . . . . . . . . . . . . . . . .  $  903,901
                                                           ----------

    Total long-term liabilities . . . . . . . . . . . . .  $  980,536
                                                           ----------

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  4  -  LONG-TERM  LIABILITIES  (Continued)


  Balance Forward. . . . . . . . . . . .    980,536

  Less: current portion. . . . . . . . .   (341,393)

  Less: current portion - related party.    (76,635)

  Less: current portion-lease obligation    (72,620)
                                          ----------

  Total current portion. . . . . . . . .   (490,648)
                                          ----------

  Total Long-Term Liabilities. . . . . .  $ 489,888
                                          ----------

     Future  minimum  principal  payments  on  notes  payable  are  as  follows:

     2003                $     418,028
     2004                      253,053
     2005                      127,217
     2006                      109,618
                         -------------

                  Total  $     907,916
                         =============

     Future  minimum  lease  payments  on  lease  obligations  are  as  follows:

     2003                                         $    76,317
     Less:  portion  recorded  in  interest:          (3,697)
                                                  -----------

                                                  $    72,620
                                                  ===========

NOTE  5  -  RELATED  PARTY  TRANSACTIONS

     During 2002, the Company entered into an agreement with a director and major shareholder providing for an interest free loan due upon demand. Amounts outstanding under the agreement at December 31, 2002 was $76,635.

NOTE  6  -  COMMITMENTS  AND  CONTINGENCIES

     Operating  Leases

     The Company signed a lease agreement for an office facility in Louisville, Kentucky. The company pays $1,500 per month on a month to month lease. A second office space in Louisville is being leased for $4,146 per month for the first year and

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  6  COMMITMENTS  AND  CONTINGENCIES  (Continued)

     increases by approximately $300 each year . Lease terminates in November of 2006. The company also leased office space in Georgia for $1,250 per month, the terms were for twelve months ending in March 2003. Total rent expense for the years ended December 31, 2002 and 2001 was $158,693 and $182,548 respectively.

     The Company also leases roof top space. Transmittal towers are erected to transmit wireless internet broadcasts. The company leases rooftop space in Georgia, Kentucky, Ohio and Indiana. Rooftop leases very in price and time span. Rooftop lease expense for the years ended December 31, 2002 and 2001 was $375,036 and $311,954 respectively.

NOTE  7-  STOCKHOLDERS'  EQUITY  TRANSACTIONS

     During 2001, the Company issued 25,910,000 shares of common stock to investors for cash in the amount of $2,091,310 or an average price of $0.08 per share. Included in the issuance was a $400,000 subscription receivable of which $189,500 was received in 2002. The Company also issued 464,370 shares of common stock to employees and consultants in lieu of wages and services in the amount of $92,866 or at an average price of $0.20 per share.

     During 2002, the Company issued 20,250,000 shares of common stock to investors for cash in the amount of $315,000 or an average price of $0.20 per share. Common stock in the amount of 1,147,840 was issued to employees and consultants in lieu of wages and services in the amount of $229,568 or $0.20 per share.

     During 2001, stock options were issued to employees and consultants under a unqualified stock option plan. 4,410,000 options were issued of which $222,572 was expensed. The valuation price was established using the Black-Scholes pricing model and was established to be $0.15 per share. Options vest over a two year period and were expensed during 2001 from the issuance date up to the end of the 2001 year. 2,525,000 options of the 4,410,000 outstanding had vested 75% the remaining 1,885,000 had vested 100%. In 2002 an expense in the amount of $344,241 was made on the remaining vested options.

     In June 2002 the Company purchased Treasury stock for $150,000. In the same period the shares were sold at the same price and booked as a subscription receivable.

NOTE  8  -  CONVERTIBLE  PROMISSORY  NOTE.

In May 2001 the Company issued a convertible promissory note to a company in the amount of $181,844.40. The note is convertible in cash or equity of the company. The note matures in six months. As of December 31,2002 and 2001 the full balance was still outstanding. A second convertible note was issued to a company

                           U.S. WIRELESS ONLINE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001

NOTE  8  CONVERTIBLE  PROMISSORY  NOTE  (  Continued)

     in May of 2001 in the amount of $442,300. In consideration for the note the Company received software to be used in its operations. The note is to be converted into cash or equity of the company. The note accrues interest at 8% per annum and matures six months from the date the note was effective. As of December 31, 2002 the note was satisfied in full by returning the software

NOTE  9  CLIENT  BASE

     In May 2001, the Company acquired the assets of Darwin networks, Inc. a Delaware corporation engaged in providing high speed internet services to 700 customers in Louisville, KY, Cincinnati, Columbus and Dayton, Ohio and Atlanta, Georgia. Pursuant to the acquisition the Company recorded $320,000 in equipment and $300,000 for the value of the client base aquired. The client base is being amortized over a 5 year term on the straight line basis.

NOTE  11  SUBSEQUENT  EVENTS

     In May 2003 the Company entered into a plan of reorganization with Cach Foods, Inc. ("CACH") a Nevada Corporation. The agreement which provides among other things that not less than 80% of the outstanding shares of WIRELESS be acquired by CACH, in exchange for up to 13,472,846 post split shares of CACH . At Closing not less than 39,543,736 common shares, which represents not less than 80% of the outstanding shares of WIRELESS shall be acquired by CACH in exchange for up to 13,472,846 post split restricted common shares of CACH.

     CACH will amend its Articles of Incorporation to change the name of the Company to "U.S. Wireless Online, Inc." Prior to closing, CACH is to effect a .48 to 1 reverse split of the 12,152,000 current issued and outstanding CACH shares with rounding up for any fractional shares. Options to purchase 1,528,154 shares of WIRELESS common stock shall be exchanged for options to purchase 1,528,154 shares of CACH common stock .

     In March 2003 50,000 options were issued to employees of the company. Options have a two year vesting period. Options have been valued at $.15. In April 2003 40,000 options were issued to employees for services. Options have a two year vesting period. Options have been valued at $.15 per option. No options have been converted or exercised



                                  U.S. WIRELESS ONLINE, INC.
                              PROFORMA CONSOLIDATED BALANCE SHEET
                                       DECEMBER 31, 2002

                                            ASSETS


                                                 U.S. Wireless
                                                 Online, Inc.
                                 U.S. Wireless  (formerly Cach                           Proforma
                                  Online, Inc.   Foods, Inc.)        Proforma          Consolidated
                                   Balance        Balance           Adjustments          Balance
                                   12/31/02       12/31/02        DR         CR         12/31/02
                                 -------------  --------------  --------  ---------  --------------
                                  (unaudited)    (unaudited)                          (unaudited)

Current Assets
     Cash and Cash Equivalents.  $       3,961  $       14,137                       $      18,098
     Accounts Receivable, Net .         80,858               -                              80,858
     Prepaid Expenses . . . . .         27,273               -                              27,273
                                 -------------  --------------                      --------------

     Total Current Assets . . .        112,092          14,137                             126,229
                                 -------------  --------------                      --------------

     Equipment, Net . . . . . .        874,966               -                             874,966
                                 -------------  --------------                      --------------

Other Assets
     Deposits . . . . . . . . .            269               -                                 269
                                 -------------  --------------                      --------------

     Total Other Assets . . . .            269               -                                 269
                                 -------------  --------------                      --------------

     Total Assets . . . . . . .  $     987,327  $       14,137                       $   1,001,464
                                 =============  ==============                       =============

   The accompanying notes are an integral part of these financial statements.



                                     U.S. WIRELESS ONLINE, INC.
                                 PROFORMA CONSOLIDATED BALANCE SHEET
                                          DECEMBER 31, 2002

                                 LIBILITIES AND STOCKHOLDERS' EQUITY

                                                         U.S. Wireless
                                                         Online, Inc.
                                          U.S. Wireless  (formerly Cach                       Proforma
                                          Online, Inc.   Foods, Inc.)        Proforma         Consolidated
                                          Balance        Balance            Adjustments       Balance
                                          12/31/02       12/31/02          DR        CR       12/31/02
                                          -------------  --------------  --------  ---------  ------------
                                          (unaudited)    (unaudited)                          (unaudited)

Current Liabilities
  Accounts Payable & Accrued Expenses. . .  $   768,335         1,855                         $   770,190
  Deferred Revenues. . . . . . . . . . . .       17,394             -                              17,394
  Current Portion of Long-Term Debt. . . .      490,649             -                             490,649
                                          -------------  --------------                       ------------

  Total Current Liabilities. . . . . . . .    1,276,378         1,855                           1,278,233
                                          -------------  --------------                       ------------

Long-Term Liabilities
  Convertible Debentures . . . . . . . . .      316,844             -                             316,844
  Notes Payable. . . . . . . . . . . . . .      514,438             -                             514,438
  Notes Payable - related party. . . . . .       76,635                                            76,635
  Lease Obligation . . . . . . . . . . . .       72,620                                            72,620
  Less: Current Portion of Long-Term Debt.     (490,649)            -                            (490,649)
                                          -------------  --------------                       ------------

  Total Long-Term Liabilities. . . . . . .      489,888             -                             489,888
                                          -------------  --------------                       ------------

   The accompanying notes are an integral part of these financial statements.



                                              U.S. WIRELESS ONLINE, INC.
                                         PROFORMA CONSOLIDATED BALANCE SHEET
                                                  DECEMBER 31, 2002
                                      LIBILITIES STOCKHOLDERS' EQUITY CONTINUED

                                                             U.S. Wireless
                                                             Online, Inc.
                                              U.S. Wireless  (formerly Cach                       Proforma
                                              Online, Inc.   Foods, Inc.)        Proforma         Consolidated
                                              Balance        Balance            Adjustments       Balance
                                              12/31/02       12/31/02          DR        CR       12/31/02
                                              -------------  --------------  --------  ---------  ------------
                                              (unaudited)    (unaudited)                          (unaudited)

Stockholders' Equity
  Preferred Stock, Authorized 5,000,000
  Shares, $.001 Par Value, No Shares Issued
  and Outstanding . . . . . . . . . . . . . .            -             -                                    -
  Common Stock, Authorized 100,000,000
  Shares, $.001 Par Value, 15,485,806 Shares

  Issued and Outstanding. . . . . . . . . . .       49,482        15,486       49,482                  15,486

  Additional Paid in Capital. . . . . . . . .    3,281,075        47,723      211,945               3,116,853

  Subscription Receivable . . . . . . . . . .     (210,500)            -                 210,500            -

  Retained Earnings (Deficit) . . . . . . . .   (3,898,995)      (50,927)                 50,927   (3,898,995)
                                              -------------  --------------                       ------------

  Total Stockholders Equity . . . . . . . . .     (778,938)       12,282                             (766,656)
                                              -------------  --------------                       ------------

  Total Liabilities and Stockholders Equity .  $   987,327   $    14,137                           $1,001,465
                                              -------------  --------------                       ------------

   The accompanying notes are an integral part of these financial statements.



                                            U.S. WIRELESS ONLINE, INC.
                                   PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                 DECEMBER 31, 2002

                                                            U.S. Wireless
                                                             Online, Inc.
                                      U.S. Wireless        (formerly Cach
                                       Online, Inc.          Foods, Inc.)                            Proforma
                                      For January 1,        For January 1,
                                          2002                  2002               Proforma        Consolidated
                                         through               through            Adjustments        Balance
                                     December 31, 2002    December 31, 2002        DR       CR   December 31, 2002
                                    -------------------  -------------------  ------------  ---  -----------------
                                        (unaudited)          (unaudited)                           (unaudited)

Revenues . . . . . . . . . . . . .  $        1,996,106   $                -                      $      1,996,106

Cost of Sales. . . . . . . . . . .             906,536                    -                               906,536
                                    -------------------  -------------------                     -----------------

Gross Profit (Loss). . . . . . . .           1,089,570                    -                             1,089,570
                                    -------------------  -------------------                     -----------------

Operating Expenses
Selling, General & Administrative.           2,192,993               15,904                             2,208,897
                                    -------------------  -------------------                     -----------------

Total Operating Expenses . . . . .          (2,192,993)             (15,904)                            2,208,897
                                    -------------------  -------------------                     -----------------

  Income (Loss) from Operations. .          (1,103,423)             (15,904)                           (1,119,327)

Other Income (Expense) . . . . . .             (94,846)                 (16)                              (94,862)
                                    -------------------  -------------------                     -----------------

Net Income (Loss). . . . . . . . .  $       (1,198,269)  $          (15,920)                     $     (1,214,189)
                                    ===================  ===================                     =================

   The accompanying notes are an integral part of these financial statements.

                           U.S. WIRELESS ONLINE, INC.

                                NOTES TO PROFORMA
                                  CONSOLIDATED
                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002


NOTE  1  -  Summary  of  Transaction

     On May 12, 2003, the Company completed an Agreement and Plan of Reorganization between U.S. Wireless Online, Inc. (formerly Cach Foods, Inc.) a public Nevada corporation (USWO) (the Company) and U.S. Wireless Online, Inc. a private Georgia corporation (Wireless). Pursuant to the plan, the Company effected a .48 for 1 reverse stock split and exchanged 13,472,846 shares of common stock and a $250,000 promissory note for all of the outstanding common stock of Wireless. The Company also changed its name to U.S. Wireless Online, Inc. The reorganization was recorded as a reverse acquisition using the purchase method of accounting.

NOTE  2  -  Management  Assumptions

     The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2002.

     The pro forma consolidated balance sheet has been retroactively restated for the reverse stock split and assumes the exchange of 13,472,846 shares of common stock and a $250,000 promissory note and the elimination of the retained deficit of USWO.

     There  are  no  proforma  adjustments  for  the  statement  of  operations.